                                                                         [LOGO OF MetLife]
APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY         --------------------------------------
                                                    HOW TO SUBMIT THIS FORM
METLIFE PRIME OPTIONS/SM/                           Please send the entire form by mail.
                                                    REGULAR MAIL:
                                                    MetLife:
METLIFE INSURANCE COMPANY USA ("METLIFE")           P.O. Box 10426
Home Office Address (NO CORRESPONDENCE)             Des Moines, IA 50306-0426
1209 Orange Street, Wilmington, DE 19801            EXPRESS MAIL ONLY:
                                                    MetLife
                                                    4700 Westown Parkway, Suite 200
                                                    West Des Moines, IA 50266

--------------------------------------------------------------------------------------------
SECTION 1: REQUIRED - ANNUITANT INFORMATION

.. The Annuitant is the Owner unless the Owner information section is completed.

First name                Middle name           Last name

--------------------------------------------------------------------------------------------
Permanent street address                        City           State            Zip

--------------------------------------------------------------------------------------------
Social Security number    [_] Male              Date of birth  Phone number
                          [_] Female
--------------------------------------------------------------------------------------------
Email address             Country of legal residence                Country of citizenship

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
SECTION 2: OWNER INFORMATION

..  COMPLETE IF THE OWNER IS DIFFERENT THAN THE ANNUITANT. CORRESPONDENCE IS SENT TO THE OWNER.
..  Please complete either the individual or the entity name fields as applicable.
..  Unless otherwise permitted by the Internal Revenue Code, the Owner and Annuitant of this Contract must be the same individual for all IRA plan types except IRAs held by a custodian.
..  If the Owner is a Trust, complete the Trustee Certification form.
..  For Decedent IRA or Non-qualified decedent contracts, complete the applicable Inherited IRA or
   Non-Qualified Election form.


First name                             Middle name            Last name

--------------------------------------------------------------------------------------------------
Entity Name (IF APPLICABLE)

--------------------------------------------------------------------------------------------------
Permanent street address               City                                 State     Zip

--------------------------------------------------------------------------------------------------
Social Security number/Tax ID number                           Date of birth/
                                     [_] Male    [_] Entity    Date of Trust  Phone number
                                     [_] Female
--------------------------------------------------------------------------------------------------
Email address                        Country of legal residence             Country of citizenship

--------------------------------------------------------------------------------------------------


                                                                     Page 1 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)

--------------------------------------------------------------------------------
.. OPTIONAL - JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)

First name                          Middle name     Last name

--------------------------------------------------------------------------------
Permanent street address            City                         State  Zip

--------------------------------------------------------------------------------
Social Security number  [_] Male    Date of birth   Phone number
                        [_] Female
--------------------------------------------------------------------------------
Email address           Country of legal residence  Country of citizenship

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 3: REQUIRED - PRIMARY AND CONTINGENT BENEFICIARY(IES)

..  If there are more than three beneficiaries, attach a signed and dated separate sheet.
..  The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.
.. If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner becomes the primary beneficiary, and the beneficiaries listed below become contingent beneficiaries.
..  If all Primary Beneficiaries predecease the Owner, then any surviving
   Contingent Beneficiaries listed below will become Primary Beneficiaries, unless we are notified otherwise by the Owner.
..  Primary and Contingent Beneficiary percentages must each add up to 100%.

PRIMARY BENEFICIARY

First name (ENTITY NAME, IF APPLICABLE)   Middle name     Last name              % OF
                                                                                 PROCEEDS
---------------------------------------------------------------------------------
Permanent street address                   City            State       Zip

------------------------------------------------------------------------------------------------------
Phone number  Date of birth/Date of Trust  Relationship to Owner  Social Security number/Tax ID number

------------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (ENTITY NAME, IF APPLICABLE)   Middle name     Last name              % OF
                                                                                 PROCEEDS
---------------------------------------------------------------------------------
Permanent street address                   City            State       Zip

------------------------------------------------------------------------------------------------------
Phone number  Date of birth/Date of Trust  Relationship to Owner  Social Security number/Tax ID number

------------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (ENTITY NAME, IF APPLICABLE)   Middle name     Last name              % OF
                                                                                 PROCEEDS
---------------------------------------------------------------------------------
Permanent street address                   City            State       Zip

------------------------------------------------------------------------------------------------------
Phone number  Date of birth/Date of Trust  Relationship to Owner  Social Security number/Tax ID number

------------------------------------------------------------------------------------------------------

                                                                     Page 2 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)

 ------------------------------------------------------------------------------
 SECTION 4: REQUIRED - PLAN TYPE (CHECK ONLY ONE)
 [_] Non-Qualified    [_] Traditional IRA           [_] SEP IRA
 [_] Roth IRA         [_] Decedent Traditional IRA  [_] Non-Qualified Decedent

--------------------------------------------------------------------------------
SECTION 5: REQUIRED - INITIAL PURCHASE PAYMENT AMOUNT

..  Please total the purchase payment amount for each of the incoming funds listed below.
..  Make check payable to MetLife Insurance Company USA.
.. Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc. .. Minimum total initial purchase payment: $5,000 Non-Qualified, $10,000
   Qualified


                 PAYMENT TYPE                              INCOMING FUNDS
-----------------------------------------------------------------------------------------
1   [_] Transfer  [_] 1035 Exchange         AMOUNT: $ ___________________________________
    [_] Rollover  [_] Contribution/Payment  For IRA contributions: Tax year _____________
-----------------------------------------------------------------------------------------
2   [_] Transfer  [_] 1035 Exchange         AMOUNT: $ ___________________________________
    [_] Rollover  [_] Contribution/Payment  For IRA contributions: Tax year _____________
-----------------------------------------------------------------------------------------
3   [_] Transfer  [_] 1035 Exchange         AMOUNT: $ ___________________________________
    [_] Rollover  [_] Contribution/Payment  For IRA contributions: Tax year _____________
-----------------------------------------------------------------------------------------
                                        Total initial purchase payment amount: $ ________

--------------------------------------------------------------------------------
SECTION 6: OPTIONAL: BENEFIT RIDERS

..  Subject to state availability and age restrictions. Other restrictions may apply.
..  You can only select these options at the time of application.
..  There are additional charges for the optional riders listed below.
..  Once elected, these options may not be changed.

..  LIVING BENEFIT RIDERS
   .  You may only select one of the following riders.
   .  Living benefit riders are not available with Decedent/Stretch contracts.

   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))
   [_] FlexChoice Level   [_] FlexChoice Expedite

   LIFETIME GUARANTEED WITHDRAWAL BENEFIT (LWG)
   [_] Single Life - LWG  [_] Joint Life - LWG

..  DEATH BENEFIT RIDERS
   . If you do not select an optional rider, the Principal Protection option will be provided at no additional charge.
   .  Only one of the following riders may be elected.
   .  FlexChoice Death Benefit is not allowed in Decedent/Stretch tax markets.

   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB)) DEATH BENEFIT
   .  Not available in WA
   [_] FlexChoice Death Benefit (MAY ONLY SELECT IF A FLEXCHOICE LIVING BENEFIT RIDER IS SELECTED.)

   ANNUAL STEP-UP DEATH BENEFIT (ANNUAL STEP-UP)
   [_] Annual Step-Up

..  OTHER RIDER
   . Earnings Preservation Benefit is not available if a FlexChoice living benefit rider is selected.
   .  Not available in WA
   [_] Earnings Preservation Benefit (EPB)


                                                                     Page 3 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)

--------------------------------------------------------------------------------
SECTION 7: REQUIRED - REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?          [_] Yes  [_] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_] Yes  [_] No

IF "YES" TO EITHER, ENSURE THAT ANY APPLICABLE DISCLOSURE AND REPLACEMENT FORMS ARE ATTACHED.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

--------------------------------------------------------------------------------
SECTION 8: OPTIONAL - DOLLAR COST AVERAGING (DCA) PROGRAM
..  The DCA program is not available if you selected a FlexChoice rider.
.. If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the appropriate source fund (FIXED ACCOUNT OR BLACKROCK ULTRA-SHORT TERM BOND PORTFOLIO) in Option 9B below.
.. Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.
.. If you terminate the DCA program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (UNLESS YOU HAVE SPECIFIED OTHERWISE).
1. DCA transfers will be made from the:

   [_] Fixed Account (NOT AVAILABLE IN OR AND WA) or  [_] BlackRock Ultra-Short Term Bond Portfolio

2. Periodic DCA transfers from this source fund will be made to the investment portfolios in the amounts selected below:
   [_] $ _________ per month until the account is depleted or
   [_] $ _________ per month for:
       [_] 12 months        [_] 24 months        [_] 36 months
       [_] 48 months        [_] 60 months        [_] Other _______ months

--------------------------------------------------------------------------------
SECTION 9: REQUIRED - PURCHASE PAYMENT ALLOCATION
..  The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in Section 6 ("BENEFIT RIDERS").
.. IF YOU ELECTED FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE, COMPLETE OPTION 9A. .. IF YOU DID NOT ELECT FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE, COMPLETE
   OPTION 9B.
..  Allocations must be whole percentages and the option must total 100%.
..  Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.
.. Please note: the Protected Growth Strategy Portfolios are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.


                                                                     Page 4 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)

--------------------------------------------------------------------------------
..   OPTION 9A
   .   COMPLETE ONLY IF FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE IS ELECTED.
   . If allocations are made to the portfolios in this section, they will automatically be rebalanced on a quarterly basis.

PLATFORM 1                                                    PLATFORM 2
.. You must allocate at least 80% of your purchase payment     . You may allocate no more than 20% of your purchase
  to these portfolios.                                          payment to these portfolios.


       PURCHASE PAYMENT ALLOCATION INSTRUCTIONS                       PURCHASE PAYMENT ALLOCATION INSTRUCTIONS
------------------------------------------------------------  ------------------------------------------------------
Barclays Aggregate Bond Index Portfolio                  %    MetLife Asset Allocation 20 Portfolio                %
------------------------------------------------------------  ------------------------------------------------------
Pyramis(R) Government Income Portfolio                   %    MetLife Asset Allocation 40 Portfolio                %
------------------------------------------------------------  ------------------------------------------------------
         PROTECTED GROWTH STRATEGY PORTFOLIOS                 MetLife Asset Allocation 60 Portfolio                %
------------------------------------------------------------  ------------------------------------------------------
AB Global Dynamic Allocation Portfolio                   %    American Funds(R) Balanced Allocation Portfolio      %
------------------------------------------------------------  ------------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus        %    American Funds(R) Moderate Allocation                %
Portfolio                                                     Portfolio
------------------------------------------------------------  ------------------------------------------------------
AQR Global Risk Balanced Portfolio                       %    SSGA Growth and Income ETF Portfolio                 %
------------------------------------------------------------  ------------------------------------------------------
BlackRock Global Tactical Strategies Portfolio           %              PLATFORM 2 TOTAL (MAY NOT EXCEED 20%)      %
------------------------------------------------------------                                                   -----
Invesco Balanced-Risk Allocation Portfolio               %
------------------------------------------------------------
JPMorgan Global Active Allocation Portfolio              %
------------------------------------------------------------
MetLife Balanced Plus Portfolio                          %    TOTAL PURCHASE PAYMENT ALLOCATION:                   %
------------------------------------------------------------  (ADD SUBTOTALS FOR PLATFORMS 1 AND 2 HERE.       -----
MetLife Multi-Index Targeted Risk Portfolio              %                               MUST EQUAL 100%)
------------------------------------------------------------
PanAgora Global Diversified Risk Portfolio               %
------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio                        %
------------------------------------------------------------
Schroders Global Multi-Asset Portfolio                   %
------------------------------------------------------------
          PLATFORM 1 TOTAL (MUST BE AT LEAST 80%)        %
                                                     -------


                                                                     Page 5 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)

--------------------------------------------------------------------------------
..  OPTION 9B
..  Complete only if FlexChoice Level or FlexChoice Expedite riders are not elected.
..  If you selected a DCA program in Section 8, make sure to complete the DCA
   Target Allocations column below.
..  Fixed Account not available in OR and WA.

                                          PURCHASE      DCA                                                PURCHASE     DCA
                                          PAYMENT     TARGET                                               PAYMENT     TARGET
                                         ALLOCATION ALLOCATION                                            ALLOCATION ALLOCATION
---------------------------------------------------------------  --------------------------------------------------------------
---------------------------------------------------------------  --------------------------------------------------------------
Fixed Account                                     %          %   ClearBridge Variable Appreciation                 %          %
---------------------------------------------------------------  --------------------------------------------------------------
                 ASSET ALLOCATION PORTFOLIOS                     ClearBridge Variable Dividend                     %          %
                                                                 Strategy
---------------------------------------------------------------  --------------------------------------------------------------
American Funds(R) Balanced Allocation             %          %   ClearBridge Variable Small Cap                    %          %
Portfolio                                                        Growth
---------------------------------------------------------------  --------------------------------------------------------------
American Funds(R) Moderate Allocation             %          %   Fidelity VIP Contrafund(R) Portfolio              %          %
Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 20 Portfolio             %          %   Fidelity VIP Mid Cap Portfolio                    %          %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 40 Portfolio             %          %   Franklin Income VIP Fund                          %          %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 60 Portfolio             %          %   Franklin Mutual Shares VIP Fund                   %          %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 80 Portfolio             %          %   Franklin Small Cap Value VIP Fund                 %          %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 100 Portfolio            %          %   Harris Oakmark International Portfolio            %          %
---------------------------------------------------------------  --------------------------------------------------------------
SSGA Growth and Income ETF Portfolio              %          %   Invesco Comstock Portfolio                        %          %
---------------------------------------------------------------  --------------------------------------------------------------
        PROTECTED GROWTH STRATEGY PORTFOLIOS                     Invesco Mid Cap Value Portfolio                   %          %
---------------------------------------------------------------  --------------------------------------------------------------
AB Global Dynamic Allocation Portfolio            %          %   Invesco Small Cap Growth Portfolio                %          %
---------------------------------------------------------------  --------------------------------------------------------------
Allianz Global Investors Dynamic Multi-
Asset Plus Portfolio                              %          %   Invesco V.I. Equity and Income Fund               %          %
---------------------------------------------------------------  --------------------------------------------------------------
AQR Global Risk Balanced Portfolio                %          %   Invesco V.I. International Growth                 %          %
                                                                 Fund
---------------------------------------------------------------  --------------------------------------------------------------
BlackRock Global Tactical Strategies              %          %   Loomis Sayles Global Markets                      %          %
Portfolio                                                        Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
Invesco Balanced-Risk Allocation                  %          %   Met/Aberdeen Emerging Markets                     %          %
Portfolio                                                        Equity Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
JPMorgan Global Active Allocation                 %          %   Met/Wellington Core Equity                        %          %
Portfolio                                                        Opportunities Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Balanced Plus Portfolio                   %          %   MFS(R) Research International                     %          %
                                                                 Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Multi-Index Targeted Risk                 %          %   Morgan Stanley Mid Cap Growth                     %          %
Portfolio                                                        Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
PanAgora Global Diversified Risk                  %          %   Oppenheimer Main Street Small Cap                 %          %
Portfolio                                                        Fund(R)/VA
---------------------------------------------------------------  --------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio                 %          %   Pioneer Mid Cap Value VCT                         %          %
                                                                 Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
Schroders Global Multi-Asset Portfolio            %          %   Pyramis(R) Government Income                      %          %
                                                                 Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
       ADDITIONAL VARIABLE INVESTMENT OPTIONS                    T. Rowe Price Large Cap Value                     %          %
                                                                 Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
American Funds Bond Fund                          %          %   Templeton Global Bond VIP Fund                    %          %
---------------------------------------------------------------  --------------------------------------------------------------
American Funds Global Growth Fund                 %          %   Western Asset Management
                                                                 Strategic Bond Opportunities                      %          %
                                                                 Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
American Funds Global Small                       %          %   Western Asset Management U.S.                     %          %
Capitalization Fund                                              Government Portfolio
---------------------------------------------------------------  --------------------------------------------------------------
American Funds Growth-Income Fund                 %          %   Western Asset Variable Global High                %          %
                                                                 Yield Bond
---------------------------------------------------------------  --------------------------------------------------------------
American Funds(R) Growth Portfolio                %          %                            COLUMN TOTALS*           %          %
---------------------------------------------------------------  --------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio           %          %     * THE PURCHASE PAYMENT ALLOCATION COLUMN MUST
---------------------------------------------------------------      TOTAL 100%. THE DCA TARGET ALLOCATION COLUMN
BlackRock Bond Income Portfolio                   %          %       SHOULD ONLY BE COMPLETED IF DCA IS ELECTED, AND
---------------------------------------------------------------      MUST TOTAL 100%.
BlackRock High Yield Portfolio                    %          %
---------------------------------------------------------------
BlackRock Ultra-Short Term Bond Portfolio         %          %
---------------------------------------------------------------
Clarion Global Real Estate Portfolio              %          %
---------------------------------------------------------------
ClearBridge Variable Aggressive Growth            %          %
---------------------------------------------------------------


                                                                     Page 6 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)

--------------------------------------------------------------------------------
SECTION 10: OPTIONAL - REBALANCING PROGRAM

..  The Rebalancing program is only available if one or more portfolio is selected.
.. If a FlexChoice rider is elected, do not complete this section. Rebalancing will occur automatically on a quarterly basis.

When checked below, I authorize MetLife to automatically rebalance my investment portfolios to the allocation percentage levels selected in Option 9B, or as I may otherwise direct by notice to MetLife.

Frequency:  [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

.. If the rebalancing transfer date is the 29th, 30th, or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the first day of the next month.
..  DCA transfers and Rebalancing are available simultaneously if the DCA source is the fixed account.
..  If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program.
.. You should understand that, unless the program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by notice to MetLife. This program will be terminated upon notice to MetLife of your death.

--------------------------------------------------------------------------------
SECTION 11: OPTIONAL: - METLIFE EDELIVERY(R)

I (WE) authorize MetLife to send documents electronically through its "eDelivery" service regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. Election of this option means prospectuses and, if applicable, fund reports and other disclosure documents will be delivered to me electronically. I (WE) also authorize MetLife to deliver my personal financial information (SUCH AS ACCOUNT STATEMENTS OR TRANSACTION CONFIRMATIONS), contracts, contract endorsements, privacy and other notices and communications electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates through an electronic service account. To view such documents, I (WE) understand I (WE) must enroll (WITH A USER NAME AND PASSWORD) for an electronic service account with MetLife. If I
(WE) do not complete the steps necessary to establish an electronic service account, MetLife will deliver copies of such documents in paper to the current address MetLife has on file for me. Whether or not I (WE) enroll for an electronic service account, MetLife will deliver prospectuses and fund reports electronically through eDelivery until I (WE) separately revoke my eDelivery consent by requesting paper copies of these documents.

I (WE) have received, read and agree to the terms of the global electronic consent agreement, which contains important information concerning these services.

[_] Yes    [_] No

If "YES" is selected, please provide your email address on page 1 of the application.

--------------------------------------------------------------------------------
SECTION 12 - NOTICE TO APPLICANT(S)

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

--------------------------------------------------------------------------------
SECTION 13 - CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)

By signing below, I (WE) acknowledge the following:
..  I (WE) have read and understand the information above.
.. The above information and statements and those made on all pages of this application are true and correct to the best of my (OUR) knowledge and belief and are made as the basis of my (OUR) application.
..  I (WE) have received the current prospectus for MetLife Prime Options.
..  I (WE) have read the Notice to Applicant(S) in Section 12 above.
..  I (WE) have received the Customer Privacy Notice.
.. I (WE) acknowledge that: (I) if the FlexChoice death benefit is elected as the Death Benefit Option, it is only available in combination with the corresponding FlexChoice living benefit; (II) other death benefit options are available with this product if the FlexChoice living benefit is not elected; (III) in electing both the FlexChoice living benefit and FlexChoice death benefit riders, the combined cost of these riders is greater than the cost of the FlexChoice living benefit rider or other available death benefit options individually; (IV) once any

                                                                    Page 7 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)
   lifetime payments under FlexChoice begin or the contract is annuitized, the FlexChoice death benefit, or any other death benefit option, will no longer be in effect.
..  I (WE) understand that there is no additional tax benefit obtained by funding an IRA with an annuity.
.. I (WE) acknowledge receipt of the Variable Annuity Disclosure Document, if applicable in my state. Please see the State Replacement Forms ("STATEREPSVA")list for states that require the Variable Annuity Disclosure Document.
..  If a FlexChoice rider was selected, I (WE) have received the FlexChoice -
   Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Disclosure.
..  Pennslvania residents only: If a  FlexChoice rider was selected, I (WE) have received the PA GLWB Supplemental Application.
..  If this new Contract is being purchased with monies from an existing MetLife
   Contract, then I (WE) have received the Enterprise Annuity Transfer
   Disclosure.
..  I (WE) UNDERSTAND THAT METLIFE DOES NOT GUARANTEE THE TAX CONSEQUENCES OF
   THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE TRADITIONAL OR ROTH IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN
   OF ANY AFTER-TAX CONTRIBUTION), AND I (WE) SHOULD CONSULT MY (OUR) OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.
..  PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
   ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

U.S. TAX CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER,
AND
2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
(IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
(IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX
RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)
3. I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND
4. I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES. (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)


THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


 LOGO   Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NAMED)  Date signed (MM/DD/YYYY)

        -----------------------------------------------------------------------------------------
 LOGO   Signature of Joint Owner (IF APPLICABLE)                         Date signed (MM/DD/YYYY)

        -----------------------------------------------------------------------------------------
 LOGO   Signature of Annuitant (IF DIFFERENT THAN THE OWNER)             Date signed (MM/DD/YYYY)

        -----------------------------------------------------------------------------------------
        NOTE: IF THE OWNER IS AN ENTITY, PRINT THE NAME OF THE OWNER AND HAVE
        ONE OR MORE OWNER REPRESENTATIVES SIGN.

LOCATION WHERE THE APPLICATION IS SIGNED.
(IF STATE OF SIGNING IS DIFFERENT THAN THE OWNER'S RESIDENCE STATE, THE NEXUS
FORM IS REQUIRED.)

City                                                                     State

-------------------------------------------------------------------------------------------------


                                                                    Page 8 of 9
ICC16-PEV-APP (01/16)                                         APPMPO-ICC (06/16)

--------------------------------------------------------------------------------
SECTION 14 - REPRESENTATIVE INFORMATION

By signing below, I certify that:
..  All information provided by the applicant has been truly and accurately recorded.
..  All the answers are correct to the best of my knowledge.
..  I have provided the applicant(S) with MetLife's Customer Privacy Notice prior to or at the time he/she completed the application form.
..  If this new Contract is being purchased with monies from an existing MetLife
   Contract, I have provided the Enterprise Annuity Transfer Disclosure.
..  If a FlexChoice rider was selected, I provided the FlexChoice - Guaranteed
   Lifetime Withdrawal Benefit(GLWB) Rider Disclosure.
..  Pennsylvania residents only: If a FlexChoice rider was selected, I provided the PA GLWB Supplemental Application.
..  I have provided the Variable Annuity Disclosure Document, if applicable.
   Please see the State Replacement Forms ("STATEREPSVA") list for states that require the Variable Annuity Disclosure Document.
..  I have delivered a current MetLife Prime Options variable annuity prospectus.

Does the applicant have any existing life insurance policies or annuity contracts?          [_] Yes  [_] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_] Yes  [_] No
If "YES" to either, ensure that any applicable disclosure and replacement forms are attached.


PRIMARY REPRESENTATIVE
First name                Middle name               Last name

-----------------------------------------------------------------------------
Name of firm              Business phone            Representative ID

-----------------------------------------------------------------------------
Commission percentage     State license I.D. number Client account number

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
LOGO    Signature of Primary Representative   Date signed (MM/DD/YYYY)

        ---------------------------------------------------------------
-----------------------------------------------------------------------------

ADDITIONAL REPRESENTATIVE(S)

Representative ID                 Representative name              Commission %

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


                                                                  Page 9 of 9
ICC16-PEV-APP (01/16)                                       APPMPO-ICC (06/16)